UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2019

Venture Lending & Leasing VII, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-00969	45-5589518
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 La Mesa Drive, Suite 102, Portola Valley, CA 94028
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 234-4300

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting held on August 7, 2019, the Board of Directors (the “Board”) of Venture Lending & Leasing VII, Inc. (the “Fund”) appointed Judith N. Bornstein as Vice President, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Fund, to be effective September 3, 2019. Ms. Bornstein succeeds Martin D. Eng, who currently serves in those positions, and who will remain with the Fund in a consultant capacity on terms to be determined.

Ms. Bornstein’s appointment was not made pursuant to any arrangement or understanding between Ms. Bornstein and any other person. Ms. Bornstein does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In addition, there are no family relationships between Ms. Bornstein and any of the Fund’s executive officers or directors required to be disclosed pursuant to Item 401(d) of Regulation S-K. Ms. Bornstein’s biographical information is set forth below:

Judith N. Bornstein, 55, served as Chief Financial Officer of Generate Capital, a specialty finance firm based in San Francisco, California from 2017 to 2019. Prior to Generate Capital, Ms. Bornstein spent 11 years as Managing Director, Chief Financial Officer and Chief Compliance Officer of American Infrastructure Funds, a private equity firm with $2.5 billion in assets under management. Prior to that, beginning in 2000, Ms. Bornstein served as CFO of McCown De Leeuw and Co., a private equity firm with $1.2 billion in assets under management. Ms. Bornstein previously worked in the field of high-tech service providers. She was the Director of National Operations for SmartRoute Systems and then the Chief Financial Officer at Interdimensions Corporation. Ms. Bornstein earned her M.B.A. from Simmons College and her B.A. from Hampshire College, where she served as a member of the Board of Trustees from 2013 to 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTURE LENDING & LEASING VII, INC.
(Registrant)

By:	/s/ Maurice C. Werdegar	By:	/s/ Martin D. Eng
Maurice C. Werdegar		Martin D. Eng
President and Chief Executive Officer		Chief Financial Officer

Date:	August 9, 2019	Date:	August 9, 2019